UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

TNI BioTech, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification Number)

37 North Orange Avenue, Suite 607, Orlando, Florida 32801

(Address of principal executive offices) (Zip Code)

(888) 613 - 8802

(Registrant’s telephone number, including area code)

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On September 4, 2014, TNI BioTech, Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, Florida 32801 (the “Annual Meeting”). At the Annual Meeting, 68,872,388 votes were present in person or represented by proxy, which represented approximately 76.24% of the total outstanding eligible votes as of the record date of July 15, 2014.

(b) The following actions were taken at the Annual Meeting:

(1) The following seven nominees were elected to serve on the Company’s board of directors until the Company’s 2015 annual meeting of shareholders and until their successors are duly elected and qualified, based on the following votes:

(1)

Name of Director Nominee	Votes For	Votes Abstain/Withheld	Broker Non-Votes
Noreen Griffin	58,503,463	366,269	9,069,664
Christopher Pearce	56,548,522	2,481,210	8,909,664
Eugene Youkilis	58,760,478	109,254	9,069,664
Joel Yanowitz	58,540,678	329,054	9,069,664
Jay Goldstein	58,832,778	36,954	9,069,664
Edward Teraskiewicz	58,832,778	34,954	9,069,664
Roger Bozarth	58,834,778	34,954	9,069,664

Joel Yanowitz, Jay Goldstein, Edward Teraskiewicz and Roger Bozarth will assume their positions as directors of the Company commencing January 1, 2015.

(2) The TNI BioTech, Inc. 2014 Stock Incentive Plan was approved by the shareholders of the Company based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
58,770,966	85,266	13,500	9,069,664

(3) The selection of Turner Stone & Company LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, was ratified based on the following votes:

Votes For	Votes Against	Votes Abstain
67,939,396	1,086,514	0

(4) An amendment to the Company’s Amended and Restated Articles of Incorporation, as amended, changing the name of the Company to Immune Therapeutics, Inc. was approved by the shareholders of the Company based on the following votes:

Votes For	Votes Against	Votes Abstain
68,872,388	153,524	0

Item 8.01 Other Events.

On September 9, 2014, the Company issued a press release announcing the completion and the results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits.

99.1 Press Release dated September 9, 2014.

(2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNI BioTech, Inc.

By: /s/ Noreen Griffin

Noreen Griffin, Chief Executive Officer

Date: September 9, 2014

(3)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by TNI BioTech, Inc. on September 9, 2014.